Exhibit 10.4

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 11, 2025, is made and entered into by and among Nabors Industries Ltd., a Bermuda exempted company (the “Company”) and the persons identified on Schedule I hereto (the “Initial Holders”).

RECITALS

WHEREAS, on October 14, 2024, the Company, Nabors SubA Corporation, a Delaware corporation and wholly owned subsidiary of Company (“Merger Sub”), and Parker Drilling Company, a Delaware corporation (“Parker”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Parker will merge with and into Merger Sub and become a wholly-owned subsidiary of the Company (the “Merger”) with the stockholders of Parker receiving shares of common stock of the Company, par value $0.05 per share (“Company Common Stock”); and

WHEREAS, upon the closing of the Merger on the date hereof, the Initial Holders will receive certain shares of Company Common Stock (the “Acquisition Shares”) in accordance with the terms of the Merger Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS

1.1           Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Acquisition Shares” shall have the meaning given in the Preamble.

“Adoption Agreement" shall have the meaning given in Section 5.2.2.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the judgment of the Board: (a) would be required to be made in (i) any Registration Statement in order for the applicable Registration Statement not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any Prospectus in order for the applicable Prospectus not to include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (b) would not be required to be made at such time if the Registration Statement were not being used, and (c) the Company has a bona fide business purpose in not making such information public.

“Affiliate” means as to any person, any other person who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person. As used in this Agreement, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a person. For the avoidance of doubt, for purposes of this Agreement, the Company, on the one hand, and each of the Holders, on the other hand, shall not be considered Affiliates of one another.

“Agreement” shall have the meaning given in the Preamble.

“Block Trade” shall have the meaning given in Section 2.3.

“Board” shall mean the board of directors of the Company.

“Business Day” shall mean a day other than a day on which banks in the State of New York are authorized or obligated to be closed.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Company Common Stock” shall have the meaning given in the Recitals hereto.

“Company Securities” shall have the meaning given in Section 2.4.3(a).

“Effectiveness Period” shall have the meaning given in Section 3.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall mean Form S-1 for the registration of securities under the Securities Act promulgated by the Commission, including any successor forms thereto.

“Form S-3” shall mean Form S-3 for the registration of securities under the Securities Act promulgated by the Commission, including any successor forms thereto.

“Holder” shall mean each Initial Holder, and any additional party identified on the signature pages of any Adoption Agreement executed and delivered pursuant to this Agreement.

“Holder Indemnified Persons” shall have the meaning given in Section 4.1.1.

“Holder Information” shall have the meaning given in Section 4.1.2.

“Holder Securities” shall have the meaning given in Section 2.2.2(a).

“Initial Holders” shall have the meaning given in the Preamble.

“Managing Underwriter” means, with respect to any Underwritten Offering, the lead book-running manager(s) of such Underwritten Offering.

“Merger Agreement” shall have the meaning given in the Recitals hereto.

“Merger Sub” shall have the meaning given in the Recitals hereto.

“Minimum Amount” shall have the meaning given in Section 2.2.1.

“Misstatement” shall mean, in the case of a Registration Statement, an untrue statement of a material fact or an omission to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and in the case of a Prospectus, an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

“Offering Holders” shall have the meaning given in Section 2.2.1.

“Opt-Out Notice” shall have the meaning given in Section 2.4.2.

“Other Securities” shall have the meaning given in Section 2.4.3(b).

“Parties” shall mean the Company, the Initial Holders and any Related Fund that is assigned rights, duties and obligation under this Agreement pursuant to Section 5.2.2.

“Piggyback Underwritten Offering” shall have the meaning given in Section 2.4.1.

“Piggyback Underwritten Offering Maximum Number of Shares” shall have the meaning given in Section 2.4.3.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean the Acquisition Shares and any other equity security of the Company issued or issuable with respect to any Acquisition Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been disposed of under Rule 144 under the Securities Act or any other exemption from the registration requirements of the Securities Act as a result of which the transferee does not receive restricted shares; (c) such securities shall have ceased to be outstanding; or (d) such securities have been disposed of in a transaction in which the transferer’s rights under this Agreement are not assigned to the transferee in accordance with this Agreement.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and any such registration statement having been declared effective by, or become effective pursuant to the rules promulgated by, the Commission.

“Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of the Registrable Securities on a Registration Statement, an Underwritten Offering covered under this Agreement and/or the disposition of such Registrable Securities including, without limitation:

(a)           all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc. and any national securities exchange on which the shares of Company Common Stock are then listed);

(b)           fees and expenses of compliance with securities or blue sky laws;

(c)           printing, messenger, telephone and delivery expenses;

(d)           fees and expenses of counsel for the Company;

(e)           fees of transfer agents and registrars;

(f)           fees and expenses of all independent registered public accountants of the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance;

(g)           fees incurred in connection with the listing of any Registrable Securities on each national securities exchange on which the shares of Company Common Stock are then listed; and

(h)           reasonable fees and disbursements of one legal counsel for the Holders and one additional customary local counsel in each applicable jurisdiction up to a maximum aggregate amount of fees and disbursements for all such local counsel in this subsection (h) of $50,000 per Underwritten Offering.

“Registration Statement” shall mean any registration statement under the Securities Act that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments and supplements to such registration statement and all exhibits to and all material incorporated by reference in such registration statement.

“Related Fund” shall mean any fund that (i) in all aspects is controlled and managed by the applicable manager of a Holder to the same extent as the applicable Holder assigning to such Related Fund was managed by the applicable manager of a Holder prior to such assignment; (ii) is a United States Person under 22 U.S. Code Section 6010 or is formed or domiciled in a jurisdiction that any of the Parties is formed or domiciled; and (ii) completes an Adoption Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration Statement.

“Shelf Registration Statement” shall have the meaning given in Section 2.1.1.

“Shelf Underwritten Offering” shall have the meaning given in Section 2.2.1.

“Shelf Underwritten Offering Maximum Number of Shares” shall have the meaning given in Section 2.2.2.

“Subsequent Shelf Registration Statement” shall have the meaning given in Section 2.1.3.

“Underwritten Offering” means a registered underwritten offering (including an offering pursuant to a Shelf Registration Statement) in which Registrable Securities are sold to an underwriter on a firm commitment basis for reoffering to the public.

“Underwritten Offering Filing” means (a) with respect to a Shelf Underwritten Offering, a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to the Shelf Registration Statement relating to such Shelf Underwritten Offering, and (b) with respect to a Piggyback Underwritten Offering: (i) a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to an effective shelf Registration Statement (other than the Shelf Registration Statement) in which Registrable Securities could be included and the Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing); or (ii) a Registration Statement (other than the Shelf Registration Statement), in each case relating to such Piggyback Underwritten Offering.

“WKSI” means a well-known seasoned issuer (as defined in Rule 405 under the Securities Act).

Article II
REGISTRATIONS

2.1           Registration.

2.1.1        Shelf Registration Statement. The Company shall file with the Commission (at the Company’s sole cost and expense) within one Business Day after the date hereof a Registration Statement registering the resale or other disposition of all of the Registrable Securities (a “Shelf Registration Statement”) on Form S-3, if available for use by the Company, on a delayed or continuous basis in accordance with Rule 415 under the Securities Act. Such Shelf Registration Statement shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall maintain a Shelf Registration Statement, in accordance with the terms of this Agreement, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf Registration Statement continuously effective, available for use to permit the Holders to sell the Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities outstanding. In the event the Company is not eligible to file a Form S-3, the Company shall file the Shelf Registration Statement on Form S-1. The Company’s obligation under this Section 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.3.

2.1.2       Effective Registration. The Company shall use its commercially reasonable efforts, including by filing an automatic Shelf Registration Statement that becomes effective upon filing with the Commission to the extent that the Company is then a WKSI, to cause such Shelf Registration Statement to become effective by the Commission as soon as reasonably practicable, including by the earlier of (i) ten (10) Business Days after confirmation from the staff of the Commission that such staff will not review, or has no further comments on, such Shelf Registration Statement and (ii) sixty (60) calendar days after the initial filing of the Shelf Registration Statement.

2.1.3        Subsequent Shelf Registration Statement. If any Registration Statement ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.3, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Registration Statement to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Registration Statement), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Registration Statement or file an additional Registration Statement as a Shelf Registration Statement (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities from time to time, which Subsequent Shelf Registration Statement shall thereafter be deemed a Shelf Registration Statement for all purposes hereunder and subject to all requirements with respect thereto. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (a) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof, including by filing an automatic Shelf Registration Statement that becomes effective upon filing with the Commission to the extent that the Company is then a WKSI, and (b) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on Form S-1. The Company’s obligation under this Section 2.1.3, shall, for the avoidance of doubt, be subject to Section 3.3.

2.2           Shelf Underwritten Offering.

2.2.1        Shelf Underwritten Offering. In the event that one or more Selling Holders (the “Offering Holders”) elect to dispose of Registrable Securities totaling five percent (5%) or more (the “Minimum Amount”) of the outstanding Company Common Stock under a Shelf Registration Statement pursuant to an Underwritten Offering, the Company shall, at the request of the Offering Holders, subject to the agreement of the Company on the form of such Underwritten Offering (whether a typical underwritten offering, or an overnight or bought deal), enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the Managing Underwriter or Managing Underwriters selected pursuant to Section 2.2.3 and shall take all such other reasonable actions as are requested by the Managing Underwriter of such Underwritten Offering and/or the Offering Holders in order to expedite or facilitate the disposition of such Registrable Securities (a “Shelf Underwritten Offering”); provided, however, that the Company shall have no obligation to facilitate more than two Shelf Underwritten Offerings that are initiated by the Holders pursuant to this Section 2.2.1. If any Selling Holder disapproves of the terms of a Shelf Underwritten Offering contemplated by this Section 2.2.1, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter of such Shelf Underwritten Offering at any time prior to the execution of an underwriting agreement with respect to such offering. Upon delivery of such a notice by all of the Offering Holders or by a number of Selling Holders such that the remaining Registrable Securities subject to such Shelf Underwritten Offering is less than the Minimum Amount, (i) such Shelf Underwritten Offering shall be deemed to be withdrawn, (ii) the Company may, at its option, cease all efforts to conduct such Shelf Underwritten Offering, (iii) the first such withdrawn Shelf Underwritten Offering shall not count against the limitation on Shelf Underwritten Offerings set forth in the first sentence of this Section 2.2.1, and (iv) any subsequent withdrawn Shelf Underwritten Offering shall count against the limitation on Shelf Underwritten Offerings set forth in the first sentence of this Section 2.2.1 unless (a) each Selling Holder shall have paid or reimbursed the Company for its pro rata share of all commercially reasonable and documented fees and expenses incurred by the Company in connection with the withdrawn Shelf Underwritten Offering (based on the number of Registrable Securities each such Selling Holder sought to include in such Shelf Underwritten Offering) or (b) the withdrawal is made a result of the Company’s exercise of its suspension rights under Section 3.3.

2.2.2        Priority on Shelf Underwritten Offerings. If the Managing Underwriter of the Shelf Underwritten Offering shall inform the Company and the Offering Holders in writing of its belief that the number of shares of Company Common Stock requested to be included in such Shelf Underwritten Offering by any other persons having registration rights with respect to such offering, when added to the number of Registrable Securities proposed to be offered by the Offering Holders, would materially adversely affect such offering, then the Company shall include in the applicable Underwritten Offering Filing, to the extent of the total number of Registrable Securities that the Company is so advised can be sold in such Shelf Underwritten Offering without so materially adversely affecting such offering (the “Shelf Underwritten Offering Maximum Number of Shares”), Registrable Securities and other shares of Company Common Stock in the following priority:

(a)           First, all Registrable Securities that the Holders requested to be included therein (the “Holder Securities”), and

(b)           Second, to the extent that the number of Holder Securities is less than the Shelf Underwritten Offering Maximum Number of Shares, the number of shares of Company Common Stock requested to be included by any other persons having registration rights with respect to such offering, pro rata among such other persons based on the number of shares of Company Common Stock each requested to be included.

2.2.3        Managing Underwriter. The Offering Holders holding a majority of the Registrable Securities subject to a Shelf Underwritten Offering shall select one or more nationally prominent firms of investment bankers reasonably acceptable to the Company to act as Managing Underwriter(s) with respect to such Shelf Underwritten Offering. The Holders shall determine the pricing of the Registrable Securities offered pursuant to any Shelf Underwritten Offering and the applicable underwriting discounts and commissions and determine the timing of any such Shelf Underwritten Offering.

2.3           Block Trades. In the event that one or more Holders elect to dispose of Registrable Securities pursuant to a block trade with the assistance of the Company (a “Block Trade”), the Company shall, at the request of such Holders, enter into customary agreements and take all such other customary actions to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, filing any required prospectus supplements, facilitating customary “underwriters’ due diligence” and causing delivery of customary comfort letters, officer’s certificates and legal opinions, as are requested by such Holders or any financial counterparty participating in or facilitating such block trade.

2.4           Piggyback Registration Rights.

2.4.1       Piggyback Underwritten Offering. Subject to Section 2.4.3, if the Company at any time proposes to file an Underwritten Offering Filing for an Underwritten Offering of shares of Company Common Stock for its own account or for the account of any other persons who have or have been granted registration rights (a “Piggyback Underwritten Offering”), it will give written notice of such Piggyback Underwritten Offering to the Holders, which notice shall be held in strict confidence by the Holders and shall include the anticipated filing date of the Underwritten Offering Filing and, if known, the number of shares of Company Common Stock that are proposed to be included in such Piggyback Underwritten Offering, and of such Holders’ rights under this Section 2.4.1. Such notice shall be given promptly (and in any event at least ten (10) Business Days before the filing of the Underwritten Offering Filing or two Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Piggyback Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company in writing that the giving of notice pursuant to this Section 2.4.1 would adversely affect such offering, no such notice shall be required (and the Holders shall have no right to include Registrable Securities in such bought or overnight Underwritten Offering). If such notice is delivered pursuant to this Section 2.4.1, each Holder shall then have four Business Days (or one Business Day in the case of a bought or overnight Underwritten Offering) after the date on which such Holder received notice pursuant to this Section 2.4.1 to request inclusion of Registrable Securities in the Piggyback Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and such other information as is reasonably required to effect the inclusion of such Registrable Securities). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Piggyback Underwritten Offering. Subject to Section 2.4.3, the Company shall use its commercially reasonable efforts to include in the Piggyback Underwritten Offering all Registrable Securities that the Company has been so requested to include by a Holder; provided, however, that if, at any time after giving written notice of a proposed Piggyback Underwritten Offering pursuant to this Section 2.4.1 and prior to the execution of an underwriting agreement with respect thereto, the Company or such other persons who have or have been granted registration rights, as applicable, shall determine for any reason not to proceed with or to delay such Piggyback Underwritten Offering, the Company shall give written notice of such determination to the Holders participating in such Piggyback Underwritten Offering (which such Holders will hold in strict confidence) and (i) in the case of a determination not to proceed, shall be relieved of its obligation to include any Registrable Securities in such Piggyback Underwritten Offering (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay, shall be permitted to delay inclusion of any Registrable Securities for the same period as the delay in including the shares of Company Common Stock to be sold for the Company’s account or for the account of such other persons who have or have been granted registration rights, as applicable. Each Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Underwritten Offering at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of its request to withdraw.

2.4.2        Opt-Out Notice. Each Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed Underwritten Offering, whether a Piggyback Underwritten Offering, a Shelf Underwritten Offering or otherwise; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not, and shall not be required to, deliver any notice of any proposed Underwritten Offering pursuant to this Agreement, and such Holder shall not be entitled to participate in any such Underwritten Offering.

2.4.3        Priority on Piggyback Underwritten Offerings. If the Managing Underwriter of the Piggyback Underwritten Offering shall inform the Company of its belief that the number of Registrable Securities requested to be included in a Piggyback Underwritten Offering, when added to the number of shares of Company Common Stock proposed to be offered by the Company or such other persons who have or have been granted registration rights (and any other shares of Company Common Stock requested to be included by any other persons having registration rights on parity with the Holders with respect to such offering), would materially adversely affect such offering, then the Company shall include in such Piggyback Underwritten Offering, to the extent of the total number of securities which the Company is so advised can be sold in such offering without so materially adversely affecting such offering (the “Piggyback Underwritten Offering Maximum Number of Shares”), shares of Company Common Stock in the following priority:

(a)           First, (i) if the Piggyback Underwritten Offering is for the account of the Company, all shares of Company Common Stock that the Company proposes to include for its own account (the “Company Securities”) or, (ii) if the Piggyback Underwritten Offering is for the account of any other persons who have or have been granted registration rights, all shares of Company Common Stock that such persons propose to include (the “Other Securities”); and

(b)           Second, (i) if the Piggyback Underwritten Offering is for the account of the Company, to the extent that the number of Company Securities is less than the Piggyback Underwritten Offering Maximum Number of Shares, the shares of Company Common Stock requested to be included by the Holders and holders of any other shares of Company Common Stock requested to be included by persons having comparable rights to registration with the Holders with respect to such offering, pro rata among the Holders and such other holders based on the number of shares of Company Common Stock each requested to be included and, (ii) if the Piggyback Underwritten Offering is for the account of any other persons who have or have been granted registration rights, to the extent that the number of Other Securities is less than the Piggyback Underwritten Offering Maximum Number of Shares, the shares of Company Common Stock requested to be included by the Holders and holders of any other shares of Company Common Stock requested to be included by persons having rights of registration on parity with the Holders with respect to such offering, pro rata among the Holders and such other holders based on the number of shares of Company Common Stock each requested to be included.

2.5           Participation in Underwritten Offerings.

2.5.1        In connection with any Underwritten Offering contemplated by Section 2.2 or Section 2.4, the underwriting agreement into which the Selling Holders and the Company shall enter into shall contain such representations, covenants, indemnities (subject to Article IV) and other rights and obligations as are customary in Underwritten Offerings of securities by the Company. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of and lack of liens on, the securities being registered on its behalf, its intended method of distribution and any other representation required by law.

2.5.2        Any participation by a Holder in a Piggyback Underwritten Offering shall be in accordance with the plan of distribution of the Company.

2.5.3        In connection with any Piggyback Underwritten Offering in which a Holder includes Registrable Securities pursuant to Section 2.4, each applicable Holder agrees (a) to supply any information reasonably requested by the Company in connection with the preparation of a Registration Statement and/or any other documents relating to such registered offering and (b) to execute and deliver any agreements and instruments being executed by all Holders participating in such Piggyback Underwritten Offering on substantially the same terms reasonably requested by the Company or the Managing Underwriter, as applicable, to effectuate such registered offering, including, without limitation, underwriting agreements (subject to Section 2.5.1), custody agreements or lock-up agreements pursuant to which such Holder agrees with the Managing Underwriter not to sell or purchase any securities of the Company for the same period of time following the registered offering as is agreed to by the Company and the other participating Holders (not to exceed the shortest number of days that a director of the Company, “executive officer” (as defined under Section 16 of the Exchange Act) of the Company or any stockholder of the Company who owns ten percent (10%) or more of the outstanding shares contractually agrees with the underwriters of such Piggyback Underwritten Offering not to sell any securities of the Company following such Piggyback Underwritten Offering.

Article III
COMPANY PROCEDURES

3.1           General Procedures. In connection with its obligations under Article II, the Company shall, as expeditiously as possible and to the extent applicable:

3.1.1        prepare and file with the Commission, a Registration Statement with respect to all Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2.1, including filing a Subsequent Registration Statement, if necessary, until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (such period, the “Effectiveness Period”);

3.1.2        prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities;

3.1.3        prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Holders and the Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus (including each preliminary Prospectus) and such other documents as the Holders or the legal counsel for the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities; provided that the Company will not have any obligation to provide any document pursuant to this Section 3.1.3 that is available on the Commission’s EDGAR system;

3.1.4        use commercially reasonable efforts to cause all such Registrable Securities to be listed on each national securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.5        advise the Holders, promptly after it receives notice or obtains knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.6        during the Effectiveness Period, furnish a conformed copy of each filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, promptly after such filing of such documents with the Commission to the Holders or their counsel; provided that the Company will not have any obligation to provide any document pursuant to this Section 3.1.6 that is available on the Commission’s EDGAR system;

3.1.7        notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.3, and at the request of a Holder promptly prepare and file or furnish to such Holder a reasonable number of copies of a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include Misstatement;

3.1.8        in connection with an Underwritten Offering, use commercially reasonable efforts to obtain and provide to the Selling Holders a copy of any auditor “comfort” letters and legal opinions, in each case that are customarily provided to the Managing Underwriter in connection with such Underwritten Offering;

3.1.9        in connection with any Underwritten Offering, cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement, including, without limitation, causing at least one (1) executive officer and at least one (1) senior financial officer (which senior financial officer may also be the attending executive officer) to attend and participate in “road shows” and other information meetings organized by the underwriters, if any, as reasonably requested in an Underwritten Offering;

3.1.10      if applicable, use commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as any Holder shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder;

3.1.11      otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

3.1.12      provide and cause to be maintained a transfer agent and registrar for all Registrable Securities and provide a CUSIP number for all such Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

3.1.13      in connection with any Underwritten Offering or Block Trade, enter into such customary agreements and take such other actions as any Holder shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, in the case of a Shelf Underwritten Offering or Piggyback Underwritten Offering, to agree, and to cause its directors and “executive officers” (as defined under Section 16 of the Exchange Act) to agree, to such “lock-up” arrangements for up to sixty (60) days with the underwriters thereof to the extent reasonably requested by the Managing Underwriter, subject to customary exceptions for permitted sales by directors and executive officers during such period); and

3.1.14      take such other actions as are reasonably necessary in order to effect the registration of and facilitate the disposition of such Registrable Securities.

3.2           Registration Expenses. The Registration Expenses in respect of all Registrations, Underwritten Offerings and Block Trades shall be borne by the Company. It is acknowledged by the Holders that each Holder shall bear its pro rata share of all incremental selling expenses relating to the sale of Registrable Securities, such as, brokerage fees and commissions.

3.3           Suspension of Sales; Adverse Disclosure. If the continued use of a Registration Statement in respect of any Registration at any time would (a) require the Company to make an Adverse Disclosure or (b) render the Company unable to comply with applicable securities laws, the Company may, upon giving prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such suspension or disclose any material nonpublic information of the Company), suspend use of such Registration Statement for the shortest period of time determined in good faith by the Board to be necessary for such purpose, provided, however, that the Company may not suspend a Registration Statement or Prospectus on more than two (2) occasions, for more than sixty (60) consecutive calendar days, or more than one hundred-twenty (120) total calendar days, in each case during any twelve (12)-month period, provided, further, that such periods may be extended to a maximum of ninety (120) consecutive days per occasion for an aggregate of no more than one hundred-eighty (180) total calendar days during any twelve (12)-month period solely to the extent such extension is due to the pendency of a restatement of the Company’s financial statements determined in the good faith judgment of the Board to be necessary and in the best interests of the Company. In the event the Company exercises its rights under the preceding sentence in this Section 3.3, the Holders agree to suspend, immediately upon their receipt of the notices referred to in this Section 3.3, its use of the Registration Statement or Prospectus in connection with any resale or other disposition of Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it has exercised its rights under this Section 3.3; provided, that the Holders hereby (i) acknowledge that such notice referred to in the immediately preceding sentence shall constitute confidential information of the Company and (ii) agree to maintain in strict confidence and not to disclose to any person any information contained in such notice (including, without limitation, the fact that the Company has delivered such notice to the Holders). The Company may only exercise its suspension rights under this Section 3.3 if it exercises similar suspension rights with respect to each other holder of securities that is entitled to registration rights under an agreement with the Company.

3.4           Reporting Obligations. As long as the Holders shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to use commercially reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act. The Company further covenants that it shall take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to resell or otherwise dispose of shares of Registrable Securities held by the Holders without registration under the Securities Act within the limitation of the exemptions provided by Section 4(a)(7) of the Securities Act and Rule 144 promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit a Holder of Registrable Securities to sell securities of the Company without registration, including providing any customary legal opinions.

3.5            No Conflicts of Rights. The Company represents and warrants that it is not subject to any registration rights that are inconsistent with or that in any way violate the rights granted to the Holders hereby. The Company shall not, prior to the termination of this Agreement, grant any registration rights that conflict with, would prevent the Company from performing, or are inconsistent with, the rights granted to the Holders hereby (which, for the avoidance of doubt, shall include granting priority rights superior to those of the Holders in Section 2.2.2 and Section 2.4.3 hereto).

Article IV
INDEMNIFICATION AND CONTRIBUTION

4.1           Indemnification.

4.1.1        The Company agrees to indemnify, to the extent permitted by law, the Holders of Registrable Securities, their Affiliates and their respective officers, directors, managers, employees, advisors, agents, representatives, members and each person who controls such person (within the meaning of the Securities Act) (collectively, the “Holder Indemnified Persons”) against all losses, claims, damages, liabilities and expenses resulting from any Misstatement or alleged Misstatement, except insofar as the same are caused by or contained or included in any information furnished in writing to the Company by or on behalf of any Holder Indemnified Person specifically for use therein.

4.1.2        In connection with any Registration Statement filed pursuant hereto, the Holders shall promptly furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or any Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its Affiliates and their respective officers, directors, managers, employees, advisors, agents, representatives and each person who controls such person (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses resulting from any Misstatement or alleged Misstatement, but only to the extent that the same are made in conformity with information relating to the Holders so furnished in writing to the Company by or on behalf of the Holders specifically for use therein. In no event shall the liability of the Holders hereunder be greater in amount than the net proceeds received by the Holders from the sale of Registrable Securities pursuant to such Registration Statement giving rise to such indemnification obligation.

4.1.3        Any person or entity entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, not to be unreasonably withheld, conditioned or delayed, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4        The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, advisor, agent, representative, member or controlling person or entity of such indemnified party and shall survive the transfer of securities. The Company and the Holders also agree to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or the Holders’ indemnification is unavailable for any reason.

4.1.5        If the indemnification provided under this Section 4.1 is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall to the extent permitted by law contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by a court of law by reference to, among other things, whether the Misstatement or alleged Misstatement relates to information supplied by such indemnifying party or such indemnified party and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of the Holders under this Section 4.1.5 shall be limited to the amount of the net proceeds received by the Holders in such offering giving rise to such liability. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account the equitable considerations referred to in this Section 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

Article V
MISCELLANEOUS

5.1           Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given upon the earliest of: (a) when delivered by hand (providing proof of delivery); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the date sent by email if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.1):

If to the Company, to:	Nabors Industries Ltd. Crown House, Second Floor 4 Par-la-Ville Road Hamilton HM08, Bermuda E-mail: Mark.Andrews@nabors.com Attention: Mark Andrews
Copy (which shall not constitute notice) to:	Haynes and Boone, LLP 1221 McKinney Street Suite 4000 Houston, TX 77010 E-mail: arthur.cohen@haynesboone.com Attention: Arthur A. Cohen, Esq.

If to a Holder, to the address or email addresses of such Holder as it appears on such Holder’s signature page attached hereto or such other address as may be designated in writing by such Holder.

5.2           Assignment; No Third Party Beneficiaries.

5.2.1        This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2        This Agreement and the rights, duties and obligations of the Holders hereunder, may not be assigned or delegated by any Holder in whole or in part; provided that any Holder may assign its rights, duties and obligations under this Agreement to any Related Fund of such Holder, provided that such Transferee has delivered to the Company a duly executed Adoption Agreement in the form attached hereto as Exhibit A (an “Adoption Agreement”).

5.2.3        This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its permitted successors.

5.2.4        This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Section 5.2.

5.3           Change of Control. During the one-year period beginning on the date of this Agreement and ending on the one-year anniversary of the date of this Agreement, the Company shall not merge, consolidate or combine with any other person unless the agreement providing for such merger, consolidation or combination (i) expressly provides for the continuation of the registration rights specified in this Agreement with respect to the Registrable Securities or other equity securities issued pursuant to such merger, consolidation or combination or (ii) provides the Holders with cash in exchange for their shares of Company Common Stock.

5.4           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

5.5           Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF TEXAS AS APPLIED TO AGREEMENTS AMONG TEXAS RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN TEXAS, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND THE EXCLUSIVE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THE AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS.

5.6           Trial by Jury. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF AN ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.6.

5.7           Amendments and Modifications. Upon the written consent of (a) the Company and (b) the Holders, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified. No course of dealing between the Holders or the Company and any other party hereto or any failure or delay on the part of the Holders or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of the Holders or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.8           Term. This Agreement shall terminate, with respect to any Holder, on the date as of which such Holder, together with its Affiliates, ceases to hold any Registrable Securities. The provisions of Article IV shall survive any termination for a period of two (2) years.

5.9           Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

5.10           Entire Agreement; Restatement. This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by both of the parties hereto. No waiver of any provisions hereof by either party hereto shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party. This Agreement has been entered into freely by each of the parties hereto, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

NABORS INDUSTRIES LTD.

By:	/s/ Mark D. Andrews
Name: Mark D. Andrews
Title: Corporate Secretary

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

THE VÄRDE SKYWAY MASTER FUND, L.P.

By The Värde Skyway Fund G.P.,

L.P., Its General Partner

By The Värde Skyway Fund UGP, LLC, Its General Partner

By Värde Partners, L.P., Its Managing Member

By Värde Partners, Inc., Its General Partner

By:	/s/ Richard Thomson

Name: Richard Thomson

Title: Managing Director

Address for Notice pursuant to Section 5.1:

Street Address: 350 N. 5th Street, Suite 800

City/State/Zip Code: Minneapolis, MN 55401

Attention: Legal Department

Email: legalnotices@varde.com

[Signature Page to Registration Rights Agreement]

VÄRDE CREDIT PARTNERS MASTER, L.P.

By Värde Credit Partners G.P., L.P., Its General Partner

By Värde Credit Partners UGP, LLC, Its General Partner

By Värde Partners, L.P., Its Managing Member

By Värde Partners, Inc., Its General Partner

By:	/s/ Richard Thomson

Name: Richard Thomson

Title: Managing Director

Address for Notice pursuant to Section 5.1:

Street Address: 350 N. 5th Street, Suite 800

City/State/Zip Code: Minneapolis, MN 55401

Attention: Legal Department

Email: legalnotices@varde.com

[Signature Page to Registration Rights Agreement]

VÄRDE INVESTMENT PARTNERS (OFFSHORE) MASTER, L.P.

By Värde Investment Partners G.P., L.P., Its General Partner

By Värde Investment Partners UGP, LLC, Its General Partner

By Värde Partners, L.P., Its Managing Member

By Värde Partners, Inc., Its General Partner

By:	/s/ Richard Thomson

Name: Richard Thomson

Title: Managing Director

Address for Notice pursuant to Section 5.1:

Street Address: 350 N. 5th Street, Suite 800

City/State/Zip Code: Minneapolis, MN 55401

Attention: Legal Department

Email: legalnotices@varde.com

[Signature Page to Registration Rights Agreement]

VÄRDE INVESTMENT PARTNERS, L.P.

By Värde Investment Partners G.P., L.P., Its General Partner

By Värde Investment Partners UGP, LLC, Its General Partner

By Värde Partners, L.P., Its Managing Member

By Värde Partners, Inc., Its General Partner

By:	/s/ Richard Thomson

Name: Richard Thomson

Title: Managing Director

Address for Notice pursuant to Section 5.1:

Street Address: 350 N. 5th Street, Suite 800

City/State/Zip Code: Minneapolis, MN 55401

Attention: Legal Department

Email: legalnotices@varde.com

[Signature Page to Registration Rights Agreement]

Brigade Capital Management, LP As Investment Manager on Behalf of its Various Funds and Accounts

By:	/s/ Aaron Daniels

Name: Aaron Daniels

Title: Chief Operating Officers / General Counsel

Address for Notice pursuant to Section 5.1:

Street Address: 399 Park Avenue / 16th Floor

City/State/Zip Code: New York, NY 10022

Attention: Operations Department

Email: operations@brigadecapital.com

[Signature Page to Registration Rights Agreement]

Highbridge Tactical Credit Master Fund, L.P.

By:	Highbridge Capital Management, LLC
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini

Name: Steve Ardovini / Managing Director

Title: Head of Operations

Official Address (No Mail Please):

Highbridge Tactical Credit Master Fund, L.P.

c/o Maples and Calder

P.O. Box 309 GT, Ugland House

South Church Street

George Town, Grand Cayman

Cayman Islands, British West Indies

Correspondence Address:

Highbridge Tactical Credit Master Fund, L.P.

c/o Highbridge Capital Management, LLC

277 Park Ave, 23rd Floor

New York, NY 10172

Email:	mo-us@highbridge.com
edmund.kindelan@highbridge.com

[Signature Page to Registration Rights Agreement]

Highbridge Tactical Credit Institutional Fund, Ltd.

By:	Highbridge Capital Management, LLC
as Trading Manager and not in its individual capacity
By:	/s/ Steve Ardovini

Name: Steve Ardovini / Managing Director

Title: Head of Operations

Official Address (No Mail Please):

Highbridge Tactical Credit Institutional Fund, Ltd.

c/o Maples and Calder

P.O. Box 309 GT, Ugland House

South Church Street

George Town, Grand Cayman

Cayman Islands, British West Indies

Correspondence Address:

Highbridge Tactical Credit Institutional Fund, Ltd.

c/o Highbridge Capital Management, LLC

277 Park Ave, 23rd Floor

New York, NY 10172

Email:	mo-us@highbridge.com
edmund.kindelan@highbridge.com

[Signature Page to Registration Rights Agreement]

Highbridge SCF Special Situations SPV, L.P.

By:	Highbridge Capital Management, LLC
as Trading Manager and not in its individual capacity
By:	/s/ Steve Ardovini

Name: Steve Ardovini / Managing Director

Title: Head of Operations

Official Address (No Mail Please):

Highbridge SCF Special Situations SPV, L.P.

c/o Maples and Calder

P.O. Box 309 GT, Ugland House

South Church Street

George Town, Grand Cayman

Cayman Islands, British West Indies

Correspondence Address:

Highbridge SCF Special Situations SPV, L.P.

c/o Highbridge Capital Management, LLC

277 Park Ave, 23rd Floor

New York, NY 10172

Email:	mo-us@highbridge.com
edmund.kindelan@highbridge.com

[Signature Page to Registration Rights Agreement]

CARL MARKS STRATEGIC INVESTMENTS L.P. By: CMSI GP, LLC general partner

By:	/s/ Michael Lee

Name: Michael Lee

Title: CIO/Managing Member

Address for Notice pursuant to Section 14:

Street Address: 900 Third Avenue 33rd Floor

City/State/Zip Code: New York, NY 10022

Attention: Michael Lee

Email: mlee@carlmarks.com

[Signature Page to Registration Rights Agreement]

CARL MARKS STRATEGIC OPPORTUNITIES FUND II, L.P.

By: CARL MARKS GP II, LLC,
as general partner

By:	/s/ Michael Lee

Name: Michael Lee

Title: CIO/Managing Member

Address for Notice pursuant to Section 14:

Street Address: 900 Third Avenue 33rd Floor

City/State/Zip Code: New York, NY 10022

Attention: Michael Lee

Email: mlee@carlmarks.com

[Signature Page to Registration Rights Agreement]

CARL MARKS STRATEGIC OPPORTUNITIES FUND III, L.P.

By: CARL MARKS GP III, LLC, its general partner

By:	/s/ Michael Lee

Name: Michael Lee

Title: CIO/Managing Member

Address for Notice pursuant to Section 14:

Street Address: 900 Third Avenue 33rd Floor

City/State/Zip Code: New York, NY 10022

Attention: Michael Lee

Email: mlee@carlmarks.com

[Signature Page to Registration Rights Agreement]

Schedule I

Holders

THE VÄRDE SKYWAY MASTER FUND, L.P. VÄRDE CREDIT PARTNERS MASTER, L.P. VÄRDE INVESTMENT PARTNERS (OFFSHORE) MASTER, L.P. VÄRDE INVESTMENT PARTNERS, L.P.
Brigade Capital Management, LP
Highbridge Tactical Credit Master Fund, L.P. Highbridge Tactical Credit Institutional Fund, Ltd. Highbridge SCF Special Situations SPV, L.P.

CARL MARKS STRATEGIC INVESTMENTS L.P. CARL MARKS STRATEGIC OPPORTUNITIES FUND II, L.P. CARL MARKS STRATEGIC OPPORTUNITIES FUND III, L.P.

SCHEDULE I

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned transferee (“Transferee”) pursuant to the terms of the Registration Rights Agreement, dated as of March 11, 2025, between Nabors Industries Ltd., a Bermuda exempted company (the “Company”) and the persons identified on Schedule I thereto (as amended from time to time, the “Registration Rights Agreement”). Terms used and not otherwise defined in this Adoption Agreement have the meanings set forth in the Registration Rights Agreement.

By the execution of this Adoption Agreement, the Transferee agrees as follows:

Acknowledgement. Transferee acknowledges that Transferee is a Related Fund as defined in the Registration Rights Agreement and is acquiring certain shares of Company Common Stock, subject to the terms and conditions of the Registration Rights Agreement.

Agreement. Transferee (a) agrees that the Registrable Securities acquired by Transferee shall be bound by and subject to the terms of the Registration Rights Agreement, pursuant to the terms thereof, and (b) hereby adopts the Registration Rights Agreement with the same force and effect as if he, she or it were originally a party thereto.

Notice. Any notice required as permitted by the Registration Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

Signature:

Address: [______]
Email: [______]
Attention: [______]

EXHIBIT A